UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

MYOMO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38109	47-0944526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

137 Portland St. 4th Floor
Boston, Massachusetts		02114
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 996-9058

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MYO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of that certain Securities Purchase Agreement dated Janaury 11, 2023 (the "Purchase Agreement") by and between Myomo, Inc. (the "Company") and investors identified on the signature pages thereto, including AIGH Capital Management LLC (collectively with its affiliates, "AIGH"), on January 26, 2023, the board of directors increased the size of the Board from five to six members and appointed Yitzchak Jacobovitz, selected and nominated by AIGH, as a Class II director effective January 27, 2023, to serve until the 2025 annual meeting of shareholders. Mr. Jacobovitz was not appointed to any committees of the Board. Any compensation arrangements for Mr. Jacobovitz are yet to be determined.

Mr. Jacobovitz, 47, is currently a partner and lead healthcare analyst at AIGH, where he has signifciantly grown AIGH's healthcare footprint since 2014. Prior to AIGH, Mr. Jacobovitz was a managing director at Capstone, a policy research firm and an analyst at Leap Tide Capital, a special situations hedge fund. Mr. Jacobovitz earned his Masters in Business Administration from Johns Hopkins University and is a Chartered Financial Analyst.

Except for the Purchase Agreement, there are no arrangements or understadings between Mr. Jacobovitz and any other person pursuant to which h was appointed as a director, and there are no prior, current or prposed transactions in which Mr. Jacobovitz had, has or will have a direct or indirect material interest and in which th Company was, is or will be a participant that requires disclosure pursuant to Item 404(a) of Regualtion S-K. For more information on the Purchase Agreement, see our Current Report on Form 8-K filed on Janaury 13, 2023, which is incorporated herein by reference.

On Janaury 30, 2023, the Company issued a press releas announcing the appointment of Mr. Jacobovitz. The full text of the press release annoucning the appointmnt of Mr. Jacobovitz to the Board is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Myomo, Inc. on Janaury 30, 2023
104	The cover page from the Company’s Form 8-K dated Janaury 30, 2023, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myomo, Inc.

Date:	January 30, 2023	By:	/s/ David A. Henry
David A. Henry Chief Financial Officer